SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  February 12, 1999

                             MARKETSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                (State or Other Jurisdiction of Incorporation)


            1-14161                            11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                   11801
  One MetroTech Center, Brooklyn, New York                          11201
(Address of Principal Executive Offices)                          (Zip Code)

                          (516) 755-6650 (Hicksville)
                           (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

            On February 9, 1999, MarketSpan Corporation d/b/a KeySpan Energy ("the Company") issued a press release concerning, among other things, the year end operating results reported by the Houston Exploration Company, in which the Company has a 64% share ownership.

            The Company's press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            (1) Press Release of the Company dated February 9, 1999.



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                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MARKETSPAN CORPORATION

Dated: February 12, 1999                  By: /s/ Craig G. Matthews
                                              --------------------------------
                                             Title: President and
                                                    Chief Operating Officer


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                            INDEX TO EXHIBITS


Exhibit No.         Exhibit                                      Page
-----------         -------                                      ----

  99                Press Release, dated February 9, 1999          5








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